HARDING, LOEVNER FUNDS

FORM N-SAR

File No. 811-07739

Semi-Annual Period Ended April 30, 2017

EXHIBIT LIST

(a)	Exhibit 99.77Q 1(a) Copies of any material amendments to the registrant’s charter or by-laws

(i)

Articles Supplementary, dated November 16, 2016, (as previously filed on December 19, 2016 in Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-16-796651)), are incorporated herein by reference.

(ii)

Articles Supplementary, dated February 24, 2017, (as previously filed on February 28, 2017 in Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-17-062693)), are incorporated herein by reference.

(iii)

Articles of Amendment, dated February 24, 2017, (as previously filed on February 28, 2017 in Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-17-062693)), are incorporated herein by reference.

(b)	Exhibit 99.77Q1(b) Copies of any proposal described in answer to sub-item 77D

(i)

International Small Companies Portfolio, Prospectus Supplements, filed April 28, 2017 (Accession No. 0001193125-17-147993), to the Prospectus for Institutional Investors and Prospectus for Individual Investors, dated February 28, 2017, filed on December 19, 2016, are incorporated herein by reference.

(c)	Exhibit 99.77Q1(d) Copies of all constituent instruments defining the rights of the holders of any new class of securities and of any amendments to constituent instruments referred to in answer to sub-item

(i)

Investor Class and Institutional Class shares (each a “New Class”) of the Global Equity Research Portfolio and Emerging Markets Research Portfolio were created during the period covered by this N-SAR for the Harding, Loevner Funds, Inc. Each new class is described in the Prospectus for Institutional Investors and Prospectus for Individual Investors, respectively, and the combined statement of additional information, dated December 19, 2016, filed on December 19, 2016 (Accession No. 0001193125-16-796651), which are incorporated herein by reference.

(ii)

Institutional Class II shares of the Frontier Emerging Markets Portfolio were created during the period covered by this N-SAR for the Harding, Loevner Funds, Inc. The new class is described in the Prospectus for Institutional Investors and Prospectus for Individual Investors, respectively, and the combined statement of additional information, dated February 28, 2017, as supplemented, filed on February 28, 2017 (Accession No. 0001193125-17-062693), which are incorporated herein by reference

(iii)

Institutional Class Z shares of the Global Equity Portfolio, International Equity Portfolio and International Equity Research Portfolio were created during the period covered by this N-SAR for the Harding, Loevner Funds, Inc. The new class is described in the Prospectus for Institutional Investors and Prospectus for Individual Investors, respectively, and the combined statement of additional information, dated February 28, 2017, as supplemented, filed on February 28, 2017 (Accession No. 0001193125-17-062693), which are incorporated herein by reference.

(d)	Exhibit 99.77Q 1(e) Copies of any new or amended investment advisory contracts

(i)

Amended Schedule B to the Investment Advisory Agreement, effective November 1, 2016, (as previously filed on December 19, 2016 in Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-16-796651)), is incorporated herein by reference.

(ii)

Amended Schedule B to the Investment Advisory Agreement, effective March 1, 2017, (as previously filed on February 28, 2017 in Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-17-062693)), is incorporated herein by reference.

(iii)

Investment Advisory Agreement, dated December 19, 2016, between the Portfolio, and Harding, Loevner LP, (as previously filed on December 19, 2016 in Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-16-796651)), is incorporated herein by reference.

(iv)

Advisory Fee Waiver and Expense Reimbursement Agreement, dated November 1, 2016, between the Registrant and Harding, Loevner LP, (as previously filed on December 19, 2016 in Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-16-796651)), is incorporated herein by reference.

(v)

Advisory Fee Waiver and Expense Reimbursement Agreement, dated December 19, 2016, between the Registrant and Harding, Loevner LP, (as previously filed on December 19, 2016 in Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-16-796651)), is incorporated herein by reference.

(vi)

Advisory Fee Waiver and Expense Reimbursement Agreement, dated February 28, 2017, between the Registrant and Harding, Loevner LP, (as previously filed on February 28, 2017 in Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A (Accession No. 0001193125-17-062693)), is incorporated herein by reference.